EXHIBIT 10.63

Electricity Fee Charging Right and Accounts Receivable Pledge Registration Agreement

Contract No.: HXZL-ZZ-2019166-002

Pledgee: Huaxia Financial Leasing Co., Ltd.

Legal representative: Ren Yongguang

Registered address: Room A-413, Financial Center, No. 36 Changhong Road, Kunming Economic and Technological Development Zone, Yunnan Province

Unified social credit code: 91530100067126820B

Attn: [Tian Jun]

Contact number: [010-88091443]

Pledgor: Guizhou Autonomous Prefecture Yilong Zhonghong Green Energy Co., Ltd. (hereinafter referred to as "Lessee")

Legal representative: Zhou Feng

Address: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Mailing address: Benke Village, Xinqiao Town, Anlong County, Southwest Guizhou Autonomous Prefecture, Guizhou

Contact number: [13636304829]

Email: [None]

Place of signing: Xicheng District, Beijing

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In order to go through procedures for accounts receivable pledge registration, the Pledgor and the Pledgee have reached this Agreement through negotiation.

Clause 1 The Pledgee (Party A) and the Pledgor (Party B and the Lessee) have signed the Financial Leasing Contract (No.:) and its schedules, annexes and other corresponding documents (“Master Contract”), and on October ___, 2019, signed the “Electricity Fee Charging and Accounts Receivable Pledge Agreement” (No.:) (“Pledge Agreement”). According to the provisions of the Pledge Agreement, the Pledgor will pledge the corresponding rights and benefits formed by accounts receivable arising from the electricity fee charging right under the Yilong County Xingqiao 70MWP Agricultural PV Power Plant Project located in Southwest Guizhou Autonomous Prefecture, Guizhou Province as a security.

Clause 2 In order to ensure the validity of the pledge, the parties hereto agree that the Pledgee shall be responsible for go through procedures for the accounts receivable pledge registration, and the Pledgor shall provide the necessary assistance unconditionally according to the requirements of the Pledgee.

Clause 3 The Pledgor has informed the Pledgee of the list of all the pledgors valid within the past four months prior to the pledge registration.

Clause 4 The registered pledge period under the first pledge registration is 15 years (calculated from the registration date), and the Pledgee may extend the period until the guarantee period stipulated in the Pledge Agreement expires. Before the expiration of the registered pledge period, if the main debt has not been settled in full, the Pledgee has the right to determine the extension period and apply for extension to the Credit Reference Center of the People's Bank of China. If the Pledgor and the Pledgee are required to sign a new pledge registration agreement or other necessary documents in accordance with the provisions of laws and regulations or the requirements of the relevant departments, the Pledgor shall unconditionally cooperate to sign them.

Clause 5 When the Pledge goes through pledge registration process, if there is any omission or error in the registration content due to operational or other reasons, or if there is any change to the registration content, the Pledgor agrees that the Pledgee shall directly go through the change registration procedure according to the actual situation.

Clause 6 If the pledge registration is invalid for any reason during the validity period of the Pledge Agreement, the Pledgee has the right to re-apply for registration in accordance with the provisions of this Agreement, and the parties do not need to sign an additional agreement. If the Pledgor and the Pledgee are required to sign a new pledge registration agreement or other necessary documents in accordance with the provisions of laws and regulations or the requirements of the relevant departments, the Pledgor shall unconditionally cooperate to sign them.

Clause 7 If the legally registered name of the Pledgor is changed, the Pledgee shall be notified in writing within ten (10) days after the change, and the Pledgee shall go through the change registration procedures. If the Pledgor fails to perform or timely perform the notification obligation, and thus the Pledgee fails to go through the change registration procedures within the specified time, the Pledgor shall bear the responsibility for the breach of contract.

Clause 8 This Agreement shall become effective after it has been signed by the legal representatives or authorized representatives of both parties and affixed with their respective official seal. Matters that are not covered in this Agreement shall be settled through additional written agreement signed by both parties upon negotiation.

Clause 9 This Agreement shall be made in five copies, with the Pledgee holding three copies, the Pledgor holding one copy and the registration authority holding one copy, which shall have the same legal effect.

(Signature Page Below)

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(Signature page for Electricity Fee Charging Right and Accounts Receivable Pledge Registration Agreement)

Pledgee: Huaxia Financial Leasing Co., Ltd. (seal)

Legal representative

or authorized representative (signature):

Date: October___, 2019

Pledgor: Guizhou Autonomous Prefecture Yilong Zhonghong Green Energy Co., Ltd. (seal)

Guizhou Autonomous Prefecture Yilong Zhonghong Green Energy Co., Ltd.. (seal)

Legal representative

or authorized representative (signature): Zhou Feng

Date: October___, 2019

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